UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 9, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5227 North 7th Street, Phoenix, Arizona 85014-2800 (Address of Principal Executive Offices)

(602) 266-6700 (Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 9, 2008, Zila, Inc. (the “Company”) decided to suspend the auto allowance for the executive officers of the Company listed below. The specific annual amounts which were suspended are set forth below:

		Suspended
		Annual
		Auto
		Allowance
Name	Position	Amount

David A. Barshis	Senior Vice President and General	$8,400
	Manager of Zila Pharmaceuticals, Inc.

Frank J. Bellizzi	Executive Vice President and	$9,600
	President of Zila Pharmaceuticals, Inc.

Diane E. Klein	Vice President of Finance and	$8,400
	Treasurer

Gary V. Klinefelter	Vice President, General Counsel and	$9,600
	Secretary

     The foregoing changes are effective May 12, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2008

ZILA, INC.

	/s/	Gary V. Klinefelter

	By:	Gary V. Klinefelter
Vice President and General Counsel